UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

CBOE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street
Chicago, Illinois 60605
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (16 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of CBOE Holdings, Inc. (the “Company”), held on May 19, 2016, the Company’s stockholders approved the Second Amended and Restated CBOE Holdings, Inc. Long-Term Incentive Plan (the “Plan”), which is described under Proposal Four in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 6, 2016 (the “Proxy Statement”), which description is incorporated herein by reference.

The description of the Plan in the Proxy Statement is only a summary and is qualified in its entirety by the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal One

At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors of the Company. Relevant voting information for each person follows:

Director Nominee	For	Against	Abstain	Broker Non-votes
William J. Brodsky	60,676,133	988,345	30,109	13,597,933
James R. Boris	60,754,514	620,034	320,039	13,597,933
Frank E. English, Jr.	60,872,759	461,604	360,224	13,597,933
William M. Farrow III	60,882,925	441,834	369,828	13,597,933
Edward J. Fitzpatrick	60,878,299	403,094	413,194	13,597,933
Janet P. Froetscher	60,730,052	584,581	379,954	13,597,933
Jill R. Goodman	59,929,205	1,356,577	408,805	13,597,933
R. Eden Martin	60,598,467	761,465	334,655	13,597,933
Roderick A. Palmore	59,808,344	1,500,740	385,503	13,597,933
Susan M. Phillips	60,675,581	705,043	313,963	13,597,933
Samuel K. Skinner	59,915,396	1,734,645	44,546	13,597,933
Carole E. Stone	59,977,891	1,388,428	328,268	13,597,933
Eugene Sunshine	52,771,436	8,587,840	335,311	13,597,933
Edward T. Tilly	61,212,180	435,893	46,514	13,597,933

Proposal Two

The advisory proposal for approval, in a non-binding resolution, of the compensation paid to the Company's named executive officers was approved by a vote of 58,692,287 shares voting for the proposal, 2,570,933 shares voting against the proposal, 431,367 shares abstaining from the vote on the proposal and 13,597,933 broker non-votes.

Proposal Three

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2016 was ratified by a vote of 74,605,265 shares voting for the proposal, 406,735 shares voting against the proposal and 280,520 shares abstaining from the proposal.

Proposal Four

The proposal to approve the Second Amended and Restated CBOE Holdings, Inc. Long-Term Incentive Plan was approved by a vote of 58,262,164 shares voting for the proposal, 2,997,254 shares voting against the proposal, 435,169 shares abstaining from the vote on the proposal and 13,597,933 broker non-votes.

There were no other matters presented for a vote at the Annual Meeting.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amended and Restated CBOE Holdings, Inc. Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE HOLDINGS, INC.
(Registrant)

By:	/s/ Joanne Moffic-Silver
Joanne Moffic-Silver
Executive Vice President, General Counsel and Corporate Secretary

Dated: May 24, 2016

Exhibit Index

Exhibit Number	Description

10.1	Second Amended and Restated CBOE Holdings, Inc. Long-Term Incentive Plan.